EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended March 31, 2017

INDEX

Page
Investor Information	3
Common Shares Data	4
Financial Highlights	5
Trailing Twelve Months Pro Forma Cash Net Operating Income	6
Funds From Operations	7
Net Income, as Adjusted	8
Funds From Operations, as Adjusted	9
Funds Available for Distribution	10
Net Income/EBITDA (Consolidated and by Segment)	11 - 14
Reconciliation of Trailing Twelve Months Net Income to EBITDA, as Adjusted	15
EBITDA by Segment and Region	16
Consolidated Balance Sheets	17
Capital Structure	18
Debt Analysis	19 - 21
Unconsolidated Joint Ventures	22 - 23
Square Footage	24
Top 30 Tenants	25
Lease Expirations	26 - 27
Leasing Activity	28
Occupancy, Same Store EBITDA and Residential Statistics	29
Development/Redevelopment Summary	30
Capital Expenditures	31 - 34
Property Table	35 - 48

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2016. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:		Washington, DC Division:
Steven Roth	Chairman of the Board and Chief Executive Officer	To Become JBG SMITH Properties
David R. Greenbaum	President - New York Division
Michael J. Franco	Executive Vice President - Chief Investment Officer	Mitchell N. Schear	Current President
Joseph Macnow	Executive Vice President - Chief Financial Officer and	Stephen W. Theriot	Chief Financial Officer
Chief Administrative Officer

RESEARCH COVERAGE - EQUITY

James Feldman/Scott Freitag	Jed Reagan/Daniel Ismail		Michael Lewis
Bank of America/Merrill Lynch	Green Street Advisors		SunTrust Robinson Humphrey
646-855-5808/646-855-3197	949-640-8780		212-319-5659

Ross Smotrich/Michael Weinstein	Anthony Paolone/Gene Nusinzon		Nick Yulico/Frank Lee
Barclays Capital	JP Morgan		UBS
212-526-2306/212-526-1979	212-622-6682/212-633-1041		212-713-3402/415-352-5679

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Sumit Sharma
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-7567

Vincent Chao	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
212-250-6799	212-466-7937/212-466-7927

Steve Sakwa/Robert Simone	John W. Guinee/Erin T. Aslakson
Evercore ISI	Stifel Nicolaus & Company
212-446-9462/212-446-9459	443-224-1307/443-224-1350

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines/Craig Guttenplan		Thierry Perrein
Bank of America/Merrill Lynch	CreditSights		Wells Fargo Securities
646-855-8078	212-340-3835/212-340-3859		704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2017	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016
High price	$111.72	$105.91	$108.69	$100.13
Low price	$98.51	$86.35	$97.18	$90.13
Closing price - end of quarter	$100.31	$104.37	$101.21	$100.12

Annualized dividend per share	$2.84	$2.52	$2.52	$2.52

Annualized dividend yield - on closing price	2.8%	2.4%	2.5%	2.5%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)	202,453	201,823	201,816	201,760

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options	$20.3 Billion	$21.1 Billion	$20.4 Billion	$20.2 Billion

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), net income attributable to common shareholders, as adjusted, FFO, as adjusted, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended
	March 31,		December 31,
	2017	2016	2016
Total revenues	$620,848	$613,037	$638,260

Net income (loss) attributable to common shareholders	$47,752	$(114,163)	$651,181
Per common share:
Basic	$0.25	$(0.61)	$3.44
Diluted	$0.25	$(0.61)	$3.43

Net income attributable to common shareholders, as adjusted	$56,668	$40,561	$90,302
Per diluted share	$0.30	$0.21	$0.48

FFO, as adjusted	$215,647	$198,561	$248,134
Per diluted share	$1.13	$1.05	$1.31

FFO	$205,729	$203,137	$797,734
FFO - Operating Partnership Basis ("OP Basis")	$219,513	$216,687	$850,493
Per diluted share	$1.08	$1.07	$4.20

Dividends per common share	$0.71	$0.63	$0.63

FFO payout ratio (based on FFO, as adjusted)	62.8%	60.0%	48.1%
FAD payout ratio	88.8%	121.2%	85.1%

Weighted average shares used in determining FFO per diluted share - REIT basis	190,412	189,664	190,108
Convertible units:
Class A	11,634	11,414	11,485
D-13	445	524	484
G1-G4	39	43	38
Equity awards - unit equivalents	640	670	566
Weighted average shares used in determining FFO per diluted share - OP Basis	203,170	202,315	202,681

TRAILING TWELVE MONTHS PRO FORMA CASH NET OPERATING INCOME ("NOI")
(unaudited and in thousands)
	Trailing Twelve Months Ended March 31, 2017
		Non-cash			Incremental NOI
	EBITDA,	Adjustments	Add-back:	Cash NOI,	from Signed	Pro Forma
	as Adjusted(1)	& Other(2)	G&A	as Adjusted	Leases	Cash NOI
New York - Office	$674,463	$(117,523)	$25,201	$582,141	$89,755	$671,896
New York - Retail	365,084	(67,255)	10,410	308,239	29,073	337,312
New York - Residential	24,988	(3,240)	-	21,748	-	21,748
theMART	93,001	(4,797)	6,650	94,854	16,748	111,602
555 California Street	46,295	(8,200)	51	38,146	2,326	40,472
Total Vornado	$1,203,831	$(201,015)	$42,312	$1,045,128	$137,902	$1,183,030

(1)	See reconciliation of net income attributable to the Operating Partnership to EBITDA, as adjusted for the trailing twelve months ended March 31, 2017 on page 15.
(2)

Trailing twelve months straight-line rent adjustments, acquired below market leases non-cash income (FAS 141) and amortization expense, inclusive of our share of unconsolidated joint ventures and elimination of non-cash EBITDA from 666 Fifth Avenue - Office.

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31,
		2017	2016	2016
Reconciliation of our net income (loss) to FFO:
Net income (loss) attributable to common shareholders	(A)	$47,752	$(114,163)	$651,181
Per diluted share		$0.25	$(0.61)	$3.43

FFO adjustments:
Depreciation and amortization of real property		$130,469	$134,121	$133,389
Net gains on sale of real estate		(2,267)	-	(15,302)
Real estate impairment losses		-	160,700	-
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		39,074	39,046	37,160
Net gains on sale of real estate		(1,853)	-	(12)
Real estate impairment losses		3,051	4,353	792
		168,474	338,220	156,027
Noncontrolling interests' share of above adjustments		(10,517)	(20,942)	(9,495)
FFO adjustments, net	(B)	$157,957	$317,278	$146,532

FFO attributable to common shareholders	(A+B)	$205,709	$203,115	$797,713
Convertible preferred share dividends		20	22	21
FFO attributable to common shareholders plus assumed conversions		205,729	203,137	797,734
Add back of income allocated to noncontrolling interests of the
Operating Partnership		13,784	13,550	52,759
FFO - OP Basis (1)		$219,513	$216,687	$850,493
FFO per diluted share (1)		$1.08	$1.07	$4.20

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31,
		2017	2016	2016
Net income (loss) attributable to common shareholders	(A)	$47,752	$(114,163)	$651,181
Per diluted share		$0.25	$(0.61)	$3.43
Certain items that impact net income (loss) attributable to common shareholders:
Acquisition and transaction related costs		(8,005)	(4,607)	(14,743)
(Loss) income from real estate fund investments, net		(3,235)	5,311	(34,704)
Net income (loss) from discontinued operations and sold properties		2,428	(1,429)	(117)
Net gains on sale of residential condominiums		501	714	-
Skyline properties impairment loss		-	(160,700)	-
Net gain on extinguishment of Skyline properties debt		-	-	487,877
Income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity		-	-	160,843
Net gain on sale of our 20% interest in Fairfax Square		-	-	15,302
Default interest on Skyline properties mortgage loan		-	-	(2,480)
Our share of partially owned entities
Real estate impairment losses		(3,051)	(4,353)	(14,754)
Net gains on sale of real estate		1,853	-	13
Other		-	-	208
		(9,509)	(165,064)	597,445
Noncontrolling interests' share of above adjustments		593	10,340	(36,566)
Total of certain items that impact net income (loss) attributable to common shareholders, net	(B)	$(8,916)	$(154,724)	$560,879
Per diluted share		$(0.05)	$(0.82)	$2.95

Net income attributable to common shareholders, as adjusted	(A-B)	$56,668	$40,561	$90,302
Per diluted share		$0.30	$0.21	$0.48

RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended
		March 31,		December 31,
		2017	2016	2016
FFO attributable to common shareholders plus assumed conversions	(A)	$205,729	$203,137	$797,734
Per diluted share		$1.08	$1.07	$4.20
Certain items that impact FFO:
Acquisition and transaction related costs		$(8,005)	$(4,607)	$(14,743)
(Loss) income from real estate fund investments, net		(3,235)	5,311	(34,704)
Net gains on sale of residential condominiums		501	714	-
FFO from discontinued operations and sold properties		161	3,460	2,202
Net gain on extinguishment of Skyline properties debt		-	-	487,877
Income from the repayment of our investments in 85 Tenth Avenue loans and preferred equity		-	-	160,843
Default interest on Skyline properties mortgage loan		-	-	(2,480)
Our share of partially owned entities:
Real estate impairment losses		-	-	(13,962)
Other		-	-	208
		(10,578)	4,878	585,241
Noncontrolling interests' share of above adjustments		660	(302)	(35,641)
Total of certain items that impact FFO, net	(B)	$(9,918)	$4,576	$549,600
Per diluted share		$(0.05)	$0.02	$2.89

FFO, as adjusted	(A-B)	$215,647	$198,561	$248,134
Per diluted share		$1.13	$1.05	$1.31

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended
		March 31,		December 31,
		2017	2016	2016

FFO attributable to common shareholders plus assumed conversions	(A)	$205,729	$203,137	$797,734

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		72,491	74,569	124,014
Straight-lining of rents		15,522	41,761	27,827
Stock-based compensation expense		(14,654)	(14,571)	(6,077)
Amortization of acquired below-market leases, net		11,001	17,049	11,068
Adjustments to FFO per page 9,
excluding FFO attributable to discontinued operations and sold properties		(10,739)	1,418	583,039
Amortization of debt issuance costs		(8,981)	(9,265)	(8,402)
Carried interest and our share of net unrealized (loss) gain from real estate fund investments		(6,167)	3,138	(27,583)
Non real estate depreciation		(1,994)	(1,824)	(2,522)
Noncontrolling interests' share of above adjustments		(3,524)	(7,015)	(43,360)
	(B)	52,955	105,260	658,004

FAD (1)	(A-B)	$152,774	$97,877	$139,730

FAD payout ratio (2)		88.8%	121.2%	85.1%

(1)

FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME/EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	March 31,			December 31,
	2017	2016	Inc (Dec)	2016
Property rentals	$486,837	$460,224	$26,613	$493,545
Straight-lining of rents	15,522	41,761	(26,239)	27,989
Amortization of acquired below-market leases, net	11,459	17,507	(6,048)	11,526
Total property rentals	513,818	519,492	(5,674)	533,060
Tenant expense reimbursements	67,670	59,575	8,095	68,826
Fee and other income:
BMS cleaning fees	21,996	18,146	3,850	21,160
Management and leasing fees	4,637	4,799	(162)	4,844
Lease termination fees	4,166	2,405	1,761	1,794
Other income	8,561	8,620	(59)	8,576
Total revenues	620,848	613,037	7,811	638,260
Operating expenses	260,907	256,349	4,558	262,023
Depreciation and amortization	138,811	142,957	(4,146)	141,821
General and administrative	56,658	48,704	7,954	44,569
Acquisition and transaction related costs	8,005	4,607	3,398	14,743
Skyline properties impairment loss	-	160,700	(160,700)	-
Total expenses	464,381	613,317	(148,936)	463,156
Operating income (loss)	156,467	(280)	156,747	175,104
Income (loss) from partially owned entities	1,445	(4,240)	5,685	164,860
Income (loss) from real estate fund investments	268	11,284	(11,016)	(52,352)
Interest and other investment income, net	9,228	3,518	5,710	9,284
Interest and debt expense	(94,285)	(100,489)	6,204	(98,244)
Net gain on extinguishment of Skyline properties debt	-	-	-	487,877
Net gains on disposition of wholly owned and partially owned assets	501	714	(213)	15,510
Income (loss) before income taxes	73,624	(89,493)	163,117	702,039
Income tax (expense) benefit	(2,205)	(2,831)	626	1,493
Income (loss) from continuing operations	71,419	(92,324)	163,743	703,532
Income from discontinued operations	2,428	716	1,712	1,012
Net income (loss)	73,847	(91,608)	165,455	704,544
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	(6,737)	(9,678)	2,941	5,010
Net income (loss) attributable to the Operating Partnership	67,110	(101,286)	168,396	709,554
Interest and debt expense	116,327	126,120	(9,793)	130,464
Depreciation and amortization	171,537	174,811	(3,274)	173,071
Income tax expense (benefit)	2,429	3,261	(832)	(1,229)
EBITDA	$357,403	$202,906	$154,497	$1,011,860

Capitalized leasing and development payroll	$3,611	$6,142	$(2,531)	$5,072
Capitalized interest and debt expense	$11,270	$9,071	$2,199	$9,275

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.  We consider EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

Our 7.5% interest in Fashion Centre Mall/Washington Tower will not be included in the spin-off of our Washington, DC segment and have been reclassified to Other. The prior year's presentation has been conformed to the current year. In addition, on January 1, 2017 we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended March 31, 2017
	Total	New York		Washington, DC		Other
Property rentals	$486,837	$318,643		$94,947		$73,247
Straight-lining of rents	15,522	8,962		3,666		2,894
Amortization of acquired below-market leases, net	11,459	10,717		343		399
Total property rentals	513,818	338,322		98,956		76,540
Tenant expense reimbursements	67,670	53,539		8,637		5,494
Fee and other income:
BMS cleaning fees	21,996	26,123		-		(4,127)
Management and leasing fees	4,637	2,027		2,530		80
Lease termination fees	4,166	3,727		316		123
Other income	8,561	2,501		5,768		292
Total revenues	620,848	426,239		116,207		78,402
Operating expenses	260,907	183,107		43,353		34,447
Depreciation and amortization	138,811	85,471		33,683		19,657
General and administrative	56,658	12,243		6,952		37,463
Acquisition and transaction related costs	8,005	-		-		8,005
Total expenses	464,381	280,821		83,988		99,572
Operating income (loss)	156,467	145,418		32,219		(21,170)
Income (loss) from partially owned entities	1,445	(2,093)		32		3,506
Income from real estate fund investments	268	-		-		268
Interest and other investment income, net	9,228	1,472		64		7,692
Interest and debt expense	(94,285)	(57,987)		(11,561)		(24,737)
Net gains on disposition of wholly owned and partially owned assets	501	-		-		501
Income (loss) before income taxes	73,624	86,810		20,754		(33,940)
Income tax expense	(2,205)	(143)		(354)		(1,708)
Income (loss) from continuing operations	71,419	86,667		20,400		(35,648)
Income from discontinued operations	2,428	-		-		2,428
Net income (loss)	73,847	86,667		20,400		(33,220)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(6,737)	(2,844)		-		(3,893)
Net income (loss) attributable to the Operating Partnership	67,110	83,823		20,400		(37,113)
Interest and debt expense	116,327	75,923		13,499		26,905
Depreciation and amortization	171,537	112,810		36,383		22,344
Income tax expense	2,429	227		367		1,835
EBITDA for the three months ended March 31, 2017	$357,403	$272,783		$70,649		$13,971

EBITDA for the three months ended March 31, 2016	$202,906	$260,499		$(85,468)		$27,875

EBITDA, as adjusted:
For the three months ended March 31, 2017	$366,912	$272,783	(1)	$70,649	(2)	$23,480	(3)
For the three months ended March 31, 2016	$358,433	$259,057	(1)	$69,287	(2)	$30,089	(3)

See notes on page 13.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA, as adjusted, are summarized below.
		Three Months Ended March 31,
		2017	2016
	Office (including BMS EBITDA of $5,599 and $5,045, respectively)	$170,077	$155,009	(a)
	Retail	89,264	89,601	(a)
	Residential	6,278	6,350
	Alexander's	11,562	11,569
	Hotel Pennsylvania	(4,398)	(3,472)
	Total New York	$272,783	$259,057

	(a)

Beginning in January 2017 for office buildings with retail at the base, we have adjusted the allocation of real estate taxes between the retail and office elements above. This has no effect on our consolidated financial statements, but resulted in a reallocation of $3,914 of income from retail to office for the three months ended March 31, 2016.

(2)	The elements of "Washington, DC" EBITDA, as adjusted, are summarized below.
		Three Months Ended March 31,
		2017	2016
	Office	$57,032	$58,880
	Residential	13,617	10,407
	Total Washington, DC	$70,649	$69,287

(3)	The elements of "Other" EBITDA, as adjusted, are summarized below.
		Three Months Ended March 31,
		2017	2016
	theMART (including trade shows)	$24,184	$23,028
	555 California Street	12,083	11,615
	Other investments	11,660	19,077
		47,927	53,720
	Corporate general and administrative expenses(a)	(32,987)	(30,606)
	Investment income and other, net(a)	8,540	6,975
	Total Other	$23,480	$30,089

	(a)

The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $2,469 of income for the three months ended March 31, 2017 and $1,938 of loss for the three months ended March 31, 2016.

RECONCILIATION OF EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended March 31, 2017
		Total	New York	Washington, DC	Other
EBITDA per page 12	(A)	$357,403	$272,783	$70,649	$13,971
Certain items that impact EBITDA:
Acquisition and transaction related costs		(8,005)	-	-	(8,005)
Loss from real estate fund investments, net		(3,235)	-	-	(3,235)
EBITDA from discontinued operations		2,428	-	-	2,428
Net gain on sale of residential condominium		501	-	-	501
Our share of partially owned entities:
Real estate impairment losses		(3,051)	-	-	(3,051)
Net gains on sale of real estate		1,853	-	-	1,853
Total of certain items that impact EBITDA	(B)	(9,509)	-	-	(9,509)

EBITDA, as adjusted	(A-B)	$366,912	$272,783	$70,649	$23,480

		Three Months Ended March 31, 2016
		Total	New York	Washington, DC	Other
EBITDA per page 12	(A)	$202,906	$260,499	$(85,468)	$27,875
Certain items that impact EBITDA:
Skyline properties impairment loss		(160,700)	-	(160,700)	-
EBITDA from discontinued operations and sold properties		8,108	1,442	5,945	721
Income from real estate fund investments, net		5,311	-	-	5,311
Acquisition and transaction related costs		(4,607)	-	-	(4,607)
Net gain on sale of residential condominium		714	-	-	714
Our share of partially owned entities:
Real estate impairment losses		(4,353)	-	-	(4,353)
Total of certain items that impact EBITDA	(B)	(155,527)	1,442	(154,755)	(2,214)

EBITDA, as adjusted	(A-B)	$358,433	$259,057	$69,287	$30,089

RECONCILIATION OF TRAILING TWELVE MONTHS NET INCOME TO EBITDA, AS ADJUSTED
(unaudited and in thousands)

	Trailing Twelve Months Ended March 31, 2017
			New York				555 California
	Total		Office	Retail	Residential	theMART	Street
Net income	$551,178		$313,999	$203,951	$3,500	$26,713	$3,015
Interest and debt expense	323,330		199,782	66,298	11,757	24,971	20,522
Depreciation and amortization	482,912		316,810	94,921	9,731	38,692	22,758
Income tax expense	7,600		4,798	177	-	2,625	-
EBITDA	1,365,020		835,389	365,347	24,988	93,001	46,295
Certain items that impact EBITDA	(161,189)	(1)	(160,926)	(263)	-	-	-
EBITDA, as adjusted	1,203,831		674,463	365,084	24,988	93,001	46,295

(1)	Comprised of a net gain on sale of a 47% ownership interest in 7 West 34th Street of $159,511 and $1,678 of EBITDA from 7 West 34th Street.

EBITDA, AS ADJUSTED BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, as adjusted by geographic region.

	Three Months Ended March 31,
	2017	2016
Segment and Region:
New York	72%	71%
Washington, DC	19%	19%
theMART, Chicago (included in "Other" segment)	6%	7%
555 California Street, San Francisco (included in "Other" segment)	3%	3%
	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31, 2017	December 31, 2016	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$4,056,666	$4,065,142	$(8,476)
Buildings and improvements	12,727,776	12,727,980	(204)
Development costs and construction in progress	1,564,647	1,430,276	134,371
Leasehold improvements and equipment	117,246	116,560	686
Total	18,466,335	18,339,958	126,377
Less accumulated depreciation and amortization	(3,604,348)	(3,513,574)	(90,774)
Real estate, net	14,861,987	14,826,384	35,603
Cash and cash equivalents	1,484,814	1,501,027	(16,213)
Restricted cash	98,191	98,295	(104)
Marketable securities	188,695	203,704	(15,009)
Tenant and other receivables, net	86,753	94,467	(7,714)
Investments in partially owned entities	1,415,747	1,428,019	(12,272)
Real estate fund investments	454,946	462,132	(7,186)
Receivable arising from the straight-lining of rents, net	1,048,940	1,032,736	16,204
Deferred leasing costs, net	452,187	454,345	(2,158)
Identified intangible assets, net	184,009	192,731	(8,722)
Assets related to discontinued operations	4,416	5,570	(1,154)
Other assets	450,763	515,437	(64,674)
Total Assets	$20,731,448	$20,814,847	$(83,399)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,281,280	$9,278,263	$3,017
Senior unsecured notes, net	845,932	845,577	355
Unsecured term loan, net	372,595	372,215	380
Unsecured revolving credit facilities	115,630	115,630	-
Accounts payable and accrued expenses	451,156	458,694	(7,538)
Deferred revenue	274,477	287,846	(13,369)
Deferred compensation plan	124,933	121,374	3,559
Liabilities related to discontinued operations	2,670	2,870	(200)
Other liabilities	433,374	435,436	(2,062)
Total liabilities	11,902,047	11,917,905	(15,858)
Redeemable noncontrolling interests	1,266,074	1,278,446	(12,372)
Vornado shareholders' equity	6,841,707	6,898,519	(56,812)
Noncontrolling interests in consolidated subsidiaries	721,620	719,977	1,643
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$20,731,448	$20,814,847	$(83,399)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			March 31, 2017
Debt (contractual balances):
Consolidated debt:
Mortgages payable			$9,369,839
Senior unsecured notes			850,000
$750 Million unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			115,630
			10,710,469
Pro rata share of debt of non-consolidated entities
(excluding $1,576,195 of Toys' debt)			3,232,642
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(598,750)
			13,344,361

	Shares/Units	Par Value
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G preferred shares	8,000	$25.00	200,000
6.625% Series I preferred shares	10,800	25.00	270,000
5.70% Series K preferred shares	12,000	25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
			1,075,428

		March 31, 2017
	Converted	Common
	Shares	Share Price
Equity:
Common shares	189,343	$100.31	18,992,996
Class A units	11,787	100.31	1,182,354
Convertible share equivalents:
Equity awards - unit equivalents	780	100.31	78,242
D-13 preferred units	465	100.31	46,644
G1-G4 units	38	100.31	3,812
Series A preferred shares	40	100.31	4,012
			20,308,060

Total Market Capitalization			$34,727,849

DEBT ANALYSIS
(unaudited and in thousands)
	As of March 31, 2017
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
(Contractual debt balances)	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$10,710,469	3.39%	$3,768,123	2.60%	$6,942,346	3.82%
Pro rata share of debt of non-consolidated entities:
Toys	1,576,195	7.69%	1,111,001	6.69%	465,194	10.08%
All other	3,232,642	4.23%	1,113,023	2.69%	2,119,619	5.04%
Total	15,519,306	4.00%	5,992,147	3.37%	9,527,159	4.40%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(598,750)		(140,528)		(458,222)
Company's pro rata share of total debt	$14,920,556	4.01%	$5,851,619	3.39%	$9,068,937	4.42%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity date/put date	6/30/2019	1/15/2022
Principal amount	$450,000	$400,000
Coupon/effective economic interest rate	2.500%/2.581%	5.000%/5.057%
Ratings:
Moody's/S&P/Fitch	Baa2/BBB/BBB	Baa2/BBB/BBB

				Unsecured Revolving Credit Facilities
Debt Covenant Ratios:(1)	Senior Unsecured Notes			and Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual
Total outstanding debt/total assets(2)	Less than 65%	46%	46%	Less than 60%	35%
Secured debt/total assets	Less than 50%	39%	39%	Less than 50%	30%
Interest coverage ratio (annualized combined
EBITDA to annualized interest expense)	Greater than 1.50	2.91	2.91		N/A
Fixed charge coverage		N/A	N/A	Greater than 1.40	2.85
Unencumbered assets/unsecured debt	Greater than 150%	600%	600%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	N/A	Less than 60%	13%
Unencumbered coverage ratio		N/A	N/A	Greater than 1.50	12.99

Unencumbered EBITDA:	Q1 2017
	Annualized
New York	$376,384
Washington, DC	146,848
Other	26,856
Total	$550,088

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2017	2018	2019	2020	2021	Thereafter	Total
1700 & 1730 M Street	05/17	L+125	2.03%	$43,581	$-	$-	$-	$-	$-	$43,581
2011 Crystal Drive	08/17		7.30%	74,674	-	-	-	-	-	74,674
220 20th Street	02/18		4.61%	-	68,041	-	-	-	-	68,041
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	80,000	-	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	60,519	-	-	-	-	60,519
Senior unsecured notes due 2019	06/19		2.50%	-	-	450,000	-	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	3.19%	-	-	97,482	-	-	-	97,482
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.88%	-	-	115,630	-	-	-	115,630
4 Union Square South - retail	11/19	L+215	2.94%	-	-	115,513	-	-	-	115,513
2200/2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	2.45%	-	-	-	11,000	-	-	11,000
150 West 34th Street	06/20	L+225	3.09%	-	-	-	205,000	-	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.48%	-	-	-	580,000	-	-	580,000
220 Central Park South	09/20	L+200	2.98%	-	-	-	950,000	-	-	950,000
$750 Million unsecured term loan	10/20	L+115	2.11%	-	-	-	375,000	-	-	375,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	450,000	-	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	375,000	-	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	56,351	-	56,351
770 Broadway	03/21		2.56%	-	-	-	-	700,000	-	700,000
909 Third Avenue	05/21		3.91%	-	-	-	-	350,000	-	350,000
606 Broadway	05/21	L+300	3.86%	-	-	-	-	28,297	-	28,297
WestEnd25	06/21		4.88%	-	-	-	-	100,455	-	100,455
Universal Buildings	08/21	L+190	2.69%	-	-	-	-	185,000	-	185,000
555 California Street	09/21		5.10%	-	-	-	-	577,407	-	577,407
theMART	09/21		2.70%	-	-	-	-	675,000	-	675,000
655 Fifth Avenue	10/21	L+140	2.18%	-	-	-	-	140,000	-	140,000
Two Penn Plaza	12/21	(2)	4.11%	-	-	-	-	575,000	-	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
$1.25 Billion unsecured revolving credit facility	02/22	L+100	-	-	-	-	-	-	-	-
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.58%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	141,015	141,015
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	142,676	142,676

See notes on the following page.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2017	2018	2019	2020	2021	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$90,118	$90,118
RiverHouse Apartments	04/25	L+128	2.07%	-	-	-	-	-	307,710	307,710
350 Park Avenue	01/27		3.92%	-	-	-	-	-	400,000	400,000

Total consolidated debt (contractual)				$118,255	$208,560	$778,625	$2,946,000	$3,387,510	$3,271,519	$10,710,469

Weighted average rate				5.36%	4.82%	2.56%	2.95%	3.54%	3.67%	3.39%

Fixed rate debt				$74,674	$208,560	$450,000	$825,000	$2,870,303	$2,513,809	$6,942,346
Fixed weighted average rate expiring				7.30%	4.82%	2.50%	3.59%	3.72%	4.06%	3.82%

Floating rate debt				$43,581	$-	$328,625	$2,121,000	$517,207	$757,710	$3,768,123
Floating weighted average rate expiring				2.03%	-	2.64%	2.70%	2.53%	2.38%	2.60%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)

Pursuant to an existing swap agreement, $411,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $164,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of March 31, 2017
				Contractual Debt Balances
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	March 31, 2017	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$127,908	$341,900	$1,055,246

Pennsylvania Real Estate Investment Trust (“PREIT”)	REIT	8.0%	119,643	142,423	1,774,385

India real estate ventures	Office/Land	4.1% to 36.5%	31,519	45,219	180,876

Urban Edge Properties (“UE”)	REIT	5.4%	24,358	64,941	1,205,560

Partially owned office buildings:
280 Park Avenue	Office	50.0%	268,904	450,000	900,000
One Park Avenue	Office	55.0%	123,452	165,000	300,000
650 Madison Avenue	Office/Retail	20.1%	116,833	161,024	800,000
512 West 22nd Street	Office	55.0%	60,604	34,297	62,359
666 Fifth Avenue Office Condominium	Office	49.5%	45,405	693,400	1,400,809
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	44,315	19,337	38,359
West 57th Street properties	Office	50.0%	43,002	9,813	19,625
Warner Building	Office	55.0%	39,205	150,150	273,000
330 Madison Avenue	Office	25.0%	27,719	37,500	150,000
825 Seventh Avenue	Office	50.0%	5,561	10,250	20,500
85 Tenth Avenue	Office	49.9%	555	311,875	625,000
Other	Office	Various	10,832	34,515	81,150

Other investments:
Independence Plaza	Residential	50.1%	143,889	275,550	550,000
Toys "R" Us, Inc.	Retailer	32.5%	-	1,576,195	4,849,832
Other	Various	Various	182,043	126,448	728,573
			$1,415,747	$4,649,837	$15,015,274

7 West 34th Street(1)	Office/Retail	53.0%	$(44,291)	$159,000	$300,000

(1)	Our negative basis results from a deferred gain from the sale of a 47.0% ownership interest in the property and is included in "other liabilities" on our consolidated balance sheet.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net Income (Loss) for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended March 31,		Three Months Ended March 31,
	March 31, 2017	2017	2016	2017	2016
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(10,197)	$(10,725)	$6,149	$7,166
Alexander's, Inc.	32.4%	6,892	6,937	11,562	11,569
650 Madison Avenue (retail under development)	20.1%	(1,468)	(1,296)	2,092	2,247
330 Madison Avenue	25.0%	1,343	1,644	2,328	2,579
280 Park Avenue	50.0%	(1,284)	(3,315)	8,142	7,417
Independence Plaza	50.1%	1,248	1,396	5,529	5,504
One Park Avenue	55.0%	804	829	3,691	3,666
825 Seventh Avenue	50.0%	677	656	842	816
85 Tenth Avenue(1)	49.9%	555	-	4,582	-
7 West 34th Street	53.0%	103	-	3,386	-
West 57th Street properties (partially under development)	50.0%	(44)	(8)	254	317
Other	Various	(722)	319	2,015	3,585
		(2,093)	(3,563)	50,572	44,866

Washington, DC:
1101 17th Street	55.0%	270	464	866	859
Warner Building	55.0%	(183)	(1,753)	2,573	2,104
Rosslyn Plaza	43.7% to 50.4%	(55)	(956)	1,153	960
Other	Various	-	(20)	91	523
		32	(2,265)	4,683	4,446

Other:
PREIT	8.0%	(2,830)	(4,288)	2,094	1,126
India real estate ventures	4.1% to 36.5%	1,654	(686)	3,072	1,319
Alexander's corporate fee income	32.4%	1,509	1,725	1,509	1,725
UE	5.4%	1,300	1,085	2,785	2,662
85 Tenth Avenue(1)	49.9%	-	2,027	-	6,795
Other	Various	1,873	1,725	3,551	2,846
		3,506	1,588	13,011	16,473

		$1,445	$(4,240)	$68,266	$65,785

(1)

The prior year's presentation has been conformed to the current year. In addition, on January 1, 2017 we reclassified our investment in 85 Tenth Avenue from Other to the New York segment as a result of the December 1, 2016 repayment of our loans receivable and the receipt of a 49.9% ownership interest in the property.

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,236	16,965	16,782	-	183	-
Retail	2,668	2,463	-	2,463	-	-
Residential - 1,692 units	1,559	826	-	-	-	826
Alexander's (32.4% interest),
including 312 residential units	2,437	790	288	419	-	83
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	28,300	22,444	17,070	2,882	183	2,309

Washington, DC:
Office	10,837	9,846	9,169	677	-	-
Residential - 3,234 units	3,310	3,168	-	43	-	3,125
Other	330	330	-	9	-	321
	14,477	13,344	9,169	729	-	3,446

Other:
theMART	3,682	3,673	2,003	116	1,554	-
555 California Street (70% interest)	1,737	1,216	1,123	93	-	-
Other	1,832	871	13	858	-	-
	7,251	5,760	3,139	1,067	1,554	-

Total square feet at March 31, 2017	50,028	41,548	29,378	4,678	1,737	5,755

Total square feet at December 31, 2016	50,231	41,727	29,602	4,643	1,792	5,690

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,686	11	4,970
Washington, DC		6,974	45	22,110
theMART		558	4	1,651
555 California Street		168	1	453
Total at March 31, 2017		9,386	61	29,184

TOP 30 TENANTS
(unaudited)
	Our	Our Pro Rata Share of
	Share of	Annualized
	Square	Revenues(1)	% of Pro Rata
Tenants	Footage(1)	(in thousands)	Annualized Revenues
U.S. Government	3,015,378	$107,906	3.8%
IPG and affiliates	923,896	56,330	2.0%
Swatch Group USA	25,633	38,923	1.4%
Macy's	646,434	37,646	1.3%
Victoria's Secret (guaranteed by L Brands, Inc.)	91,427	33,870	1.2%
Facebook	370,534	33,201	1.2%
Bloomberg L.P.	287,898	33,010	1.2%
AXA Equitable Life Insurance	336,646	32,252	1.1%
Alphabet Inc.: Google/ Motorola Mobility (guaranteed by Google)	728,483	31,837	1.1%
AOL (Verizon)	327,138	29,860	1.1%
McGraw-Hill Companies, Inc.	479,557	28,813	1.0%
Ziff Brothers Investments, Inc.	287,030	28,695	1.0%
The City of New York	565,846	24,267	0.9%
AMC Networks, Inc.	404,920	23,739	0.8%
J. Crew	310,233	23,015	0.8%
Topshop	94,349	23,009	0.8%
Neuberger Berman Group LLC	288,684	21,949	0.8%
Fast Retailing (Uniqlo)	90,732	21,939	0.8%
Madison Square Garden	353,134	21,662	0.8%
Forever 21	127,779	21,641	0.8%
JCPenney	426,370	19,608	0.7%
Hollister	21,741	19,127	0.7%
Bank of America	232,728	18,136	0.6%
Amazon	249,175	17,095	0.6%
PricewaterhouseCoopers LLP	243,434	16,884	0.6%
Family Health International	320,791	15,608	0.6%
Hennes & Mauritz (H&M)	51,363	15,406	0.5%
Cushman & Wakefield	175,042	14,576	0.5%
Alston & Bird	163,883	13,896	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,646	0.5%
			29.7%

(1) Includes leases not yet commenced.

Reconciliation of our Pro Rata Share of Total Annualized Revenues:
Consolidated revenues at 100%	$620,848
Minority interest adjustments	(24,993)
Consolidated revenues at our share	595,855
Unconsolidated revenues at our share, excluding Toys "R" Us, Inc.	112,961
Our pro rata share of revenues	$708,816

Our pro rata share of revenues (annualized)	$2,835,264

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our Share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases(1)	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	22,000	$888,000	$40.36	0.1%

	Second Quarter 2017	94,000	5,469,000	58.18	0.5%
	Third Quarter 2017	73,000	4,972,000	68.11	0.5%
	Fourth Quarter 2017	72,000	4,728,000	65.67	0.4%
	Total 2017	239,000	15,169,000	63.47	1.4%
	First Quarter 2018	383,000	24,202,000	63.19	2.2%
	Remaining 2018	803,000	61,545,000	76.64	5.6%
	2019	829,000	56,599,000	68.27	5.2%
	2020	1,479,000	99,991,000	67.61	9.2%
	2021	1,221,000	87,141,000	71.37	8.0%
	2022	739,000	42,207,000	57.11	3.9%
	2023	1,734,000	132,352,000	76.33	12.1%
	2024	1,268,000	96,207,000	75.87	8.8%
	2025	765,000	55,283,000	72.27	5.1%
	2026	1,373,000	97,710,000	71.17	9.0%
	2027	958,000	64,751,000	67.59	5.9%
	Thereafter	4,355,000	256,566,000	58.91	23.5%

Retail:	Month to Month	40,000	$2,437,000	$60.93	0.6%

	Second Quarter 2017	7,000	5,475,000	782.14	1.3%
	Third Quarter 2017	1,000	512,000	512.00	0.1%
	Fourth Quarter 2017	5,000	1,185,000	237.00	0.3%
	Total 2017	13,000	7,172,000	551.69	1.7%
	First Quarter 2018	95,000	24,325,000	256.05	5.7%
	Remaining 2018	87,000	20,846,000	239.61	4.9%
	2019	198,000	32,417,000	163.72	7.6%
	2020	72,000	10,976,000	152.44	2.6%
	2021	52,000	10,323,000	198.52	2.4%
	2022	35,000	4,973,000	142.09	1.2%
	2023	87,000	36,970,000	424.94	8.7%
	2024	156,000	62,808,000	402.62	14.8%
	2025	38,000	18,635,000	490.39	4.4%
	2026	136,000	42,385,000	311.65	10.0%
	2027	31,000	20,882,000	673.61	4.9%
	Thereafter	898,000	129,825,000	144.57	30.5%

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our Share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases(1)	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	58,000	$837,000	$14.43	0.2%

	Second Quarter 2017	108,000	3,882,000	35.94	1.1%
	Third Quarter 2017	227,000	9,633,000	42.44	2.7%
	Fourth Quarter 2017	126,000	4,169,000	33.09	1.2%
	Total 2017	461,000	17,684,000	38.36	5.0%
	First Quarter 2018	155,000	6,564,000	42.35	1.8%
	Remaining 2018	527,000	24,796,000	47.05	6.9%
	2019	1,170,000	53,001,000	45.30	14.7%
	2020	919,000	46,215,000	50.29	12.8%
	2021	810,000	36,453,000	45.00	10.1%
	2022	1,225,000	55,824,000	45.57	15.5%
	2023	254,000	11,359,000	44.72	3.1%
	2024	377,000	15,866,000	42.08	4.4%
	2025	319,000	12,748,000	39.96	3.5%
	2026	208,000	9,871,000	47.46	2.7%
	2027	237,000	10,435,000	44.03	2.9%
	Thereafter	1,322,000	59,173,000	44.76	16.4%

(1)	Excludes storage, vacancy and other.

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below is based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)
	New York			555 California	Washington, DC
	Office	Retail	theMART	Street	Office
Three Months Ended March 31, 2017
Total square feet leased	553	12	100	66	545
Our share of square feet leased:	380	11	100	46	525
Initial rent (1)	$75.20	$241.38	$47.62	$86.88	$43.04
Weighted average lease term (years)	7.3	2.3	8.1	11.1	8.8
Second generation relet space:
Square feet	204	4	96	46	482
GAAP basis:
Straight-line rent (2)	$72.34	$568.95	$47.67	$95.09	$43.96
Prior straight-line rent	$66.23	$422.44	$31.75	$80.31	$41.58
Percentage increase	9.2%	34.7%	50.1%	18.4%	5.7%
Cash basis:
Initial rent (1)	$74.32	$532.53	$47.06	$86.49	$42.67
Prior escalated rent	$70.01	$454.54	$32.86	$78.67	$45.68
Percentage increase (decrease)	6.2%	17.2%	43.2%	9.9%	(6.6%)
Tenant improvements and leasing commissions:
Per square foot	$81.72	$43.04	$56.65	$92.17	$67.07
Per square foot per annum	$11.19	$18.71	$6.99	$8.30	$7.62
Percentage of initial rent	14.9%	7.8%	14.7%	9.6%	17.7%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY AND SAME STORE EBITDA
(unaudited)

		New York	Washington, DC
Occupancy rate at:
	March 31, 2017	96.6%	90.2%
	December 31, 2016	96.5%	90.5%
	March 31, 2016	96.2%	92.2%

Same store EBITDA % increase (decrease):
	Three months ended March 31, 2017 compared to March 31, 2016	3.7% (1)	0.7%
	Three months ended March 31, 2017 compared to December 31, 2016	(6.9%)(2)	(1.2%)

Cash basis same store EBITDA % increase (decrease):
	Three months ended March 31, 2017 compared to March 31, 2016	15.5% (1)	0.3%
	Three months ended March 31, 2017 compared to December 31, 2016	(4.0%)(2)	(2.1%)

(1)	Excluding Hotel Pennsylvania, same store EBITDA increased by 4.0% and by 15.7% on a cash basis.
(2)	Excluding Hotel Pennsylvania, same store EBITDA decreased by 3.5% and by 0.1% on a cash basis.

RESIDENTIAL STATISTICS in service
(unaudited)

		Vornado's Ownership Interest
				Average Monthly
	Number of Units	Number of Units	Occupancy Rate	Rent Per Unit
New York:
March 31, 2017(1)	2,004	977	95.4%	$3,600
December 31, 2016(1)	2,004	977	96.0%	$3,576
March 31, 2016	1,711	883	94.0%	$3,511

Washington, DC:
March 31, 2017	3,234	3,124	97.9%	$2,133
December 31, 2016	3,156	3,046	97.8%	$2,121
March 31, 2016	2,512	2,408	97.0%	$2,039

(1)			Includes The Alexander (32.4% ownership) from the date of stabilization in the third quarter of 2016.

DEVELOPMENT/REDEVELOPMENT SUMMARY
(unaudited and in thousands, except square feet)
			As of March 31, 2017
			(At Vornado's Ownership Interest)

									Full
		Property	Excluding Land Costs						Quarter
		Rentable	Incremental	Amount		%		Initial	Stabilized
Current Projects:	Segment	Sq. Ft.	Budget	Expended		Complete	Start	Occupancy	Operations
220 Central Park South - residential condominiums	Other	397,000	$1,300,000	$680,737	(1)	52.4%	Q3 2012	N/A	N/A
512 West 22nd Street - office (55.0% interest)	New York	173,000	72,000	22,452	(2)	31.2%	Q4 2015	Q1 2018	Q1 2020
61 Ninth Avenue - office (45.1% interest)	New York	170,000	68,000	22,020	(3)	32.4%	Q1 2016	Q1 2018	Q1 2020
606 Broadway - office/retail (50.0% interest)	New York	34,000	30,000	11,977	(4)	39.9%	Q2 2016	Q3 2018	Q2 2020
Total current projects				$737,186
		Property
		Zoning
Future Opportunities:	Segment	Sq. Ft.
Penn Plaza - multiple opportunities - office/residential/retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		480,000

(1)			Excludes land and acquisition costs of $515,426.
(2)	Excludes land and acquisition costs of $57,000.
(3)	The building is subject to a ground lease which expires in 2115.
(4)			Excludes land and acquisition costs of $22,703.

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands, except per square foot amounts)
	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$23,867	$114,031	$125,215
Tenant improvements	45,801	86,630	153,696
Leasing commissions	10,267	38,938	50,081
Non-recurring capital expenditures	22,327	55,636	116,875
Total capital expenditures and leasing commissions (accrual basis)	102,262	295,235	445,867
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	33,810	268,101	156,753
Expenditures to be made in future periods for the current period	(58,120)	(117,910)	(222,469)
Total capital expenditures and leasing commissions (cash basis)	$77,952	$445,426	$380,151

Our share of square feet leased	916	3,283	3,767
Tenant improvements and leasing commissions per square foot per annum	$9.00	$7.15	$8.43
Percentage of initial rent	15.3%	11.0%	10.8%

	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015

Development and redevelopment expenditures:
220 Central Park South	$66,284	$303,974	$158,014
The Bartlett	6,315	67,580	103,878
90 Park Avenue	3,447	33,308	29,937
315/345 Montgomery Street (555 California Street)	3,294	9,150	-
606 Broadway	2,765	4,234	-
1700 M Street	2,503	5,299	2,695
304 Canal Street	2,128	5,941	1,405
Penn Plaza	1,274	11,904	17,701
Marriott Marquis Times Square - retail and signage	1,266	9,283	21,929
640 Fifth Avenue	1,090	46,282	17,899
theMART	1,034	24,788	588
Wayne Towne Center	481	8,461	20,633
330 West 34th Street	228	5,492	32,613
2221 South Clark Street (residential conversion)	8	15,939	23,711
Other	6,110	54,930	59,816
	$98,227	$606,565	$490,819

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands, except per square foot amounts)
	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$17,830	$67,239	$57,752
Tenant improvements	9,041	63,995	68,869
Leasing commissions	3,889	32,475	35,099
Non-recurring capital expenditures	20,916	41,322	81,240
Total capital expenditures and leasing commissions (accrual basis)	51,676	205,031	242,960
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	13,940	159,144	93,105
Expenditures to be made in future periods for the current period	(27,379)	(100,151)	(118,911)
Total capital expenditures and leasing commissions (cash basis)	$38,237	$264,024	$217,154

Our share of square feet leased	391	1,933	1,920
Tenant improvements and leasing commissions per square foot per annum	$11.26	$7.98	$10.20
Percentage of initial rent	14.1%	9.7%	8.9%

	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015

Development and redevelopment expenditures:
90 Park Avenue	$3,447	$33,308	$29,937
606 Broadway	2,765	4,234	-
304 Canal Street	2,128	5,941	1,405
Penn Plaza	1,274	11,904	17,701
Marriott Marquis Times Square - retail and signage	1,266	9,283	21,929
640 Fifth Avenue	1,090	46,282	17,899
330 West 34th Street	228	5,492	32,613
Other	619	1,759	6,695
	$12,817	$118,203	$128,179

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands, except per square foot amounts)
	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$4,485	$24,745	$25,589
Tenant improvements	28,544	12,712	51,497
Leasing commissions	4,776	4,067	6,761
Non-recurring capital expenditures	1,265	8,725	34,428
Total capital expenditures and leasing commissions (accrual basis)	39,070	50,249	118,275
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	10,649	71,935	35,805
Expenditures to be made in future periods for the current period	(30,002)	(16,357)	(73,227)
Total capital expenditures and leasing commissions (cash basis)	$19,717	$105,827	$80,853

Our share of square feet leased	525	1,350	1,847
Tenant improvements and leasing commissions per square foot per annum	$7.62	$4.67	$6.41
Percentage of initial rent	17.7%	11.6%	15.9%

	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015
Development and redevelopment expenditures:
The Bartlett	$6,315	$67,580	$103,878
1700 M Street	2,503	5,299	2,695
2221 South Clark Street (residential conversion)	8	15,939	23,711
Other	5,252	51,564	38,001
	$14,078	$140,382	$168,285

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015
Capital expenditures (accrual basis):
Expenditures to maintain assets	$1,552	$22,047	$41,874
Tenant improvements	8,216	9,923	33,330
Leasing commissions	1,602	2,396	8,221
Non-recurring capital expenditures	146	5,589	1,207
Total capital expenditures and leasing commissions (accrual basis)	11,516	39,955	84,632
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	9,221	37,022	27,843
Expenditures to be made in future periods for the current period	(739)	(1,402)	(30,331)
Total capital expenditures and leasing commissions (cash basis)	$19,998	$75,575	$82,144

	Three Months Ended	Year Ended December 31,
	March 31, 2017	2016	2015
Development and redevelopment expenditures:
220 Central Park South	$66,284	$303,974	$158,014
315/345 Montgomery Street (555 California Street)	3,294	9,150	-
theMART	1,034	24,788	588
Wayne Towne Center	481	8,461	20,633
Other	239	1,607	15,120
	$71,332	$347,980	$194,355

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Lion Resources,
(ground leased through 2098)								Parsons Brinckerhoff, Symantec Corporation,
-Office	100.0%	91.6%	$62.14	2,254,000	2,254,000	-		United Health Care, URS Corporation Group Counseling
								Bank of America, Kmart Corporation,
-Retail	100.0%	98.8%	129.87	271,000	271,000	-		Shake Shack, Starbucks
	100.0%	92.3%	69.41	2,525,000	2,525,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	99.3%	57.08	1,582,000	1,582,000	-	575,000	Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	86.4%	205.85	49,000	49,000	-	-	Chase Manhattan Bank
	100.0%	98.9%	61.55	1,631,000	1,631,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	58.43	1,115,000	1,115,000	-	450,000	Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	145.89	36,000	36,000	-	-	Madison Square Garden
	100.0%	99.1%	61.16	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	98.2%	61.59	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	93.2%	133.84	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone,
-Office	100.0%	95.0%	59.72	691,000	691,000	-	50,150	Deutsch, Inc., Yodle, Inc., Footlocker, Home Advisor, Inc.*
-Retail	100.0%	-	-	18,000	18,000	-	-
	100.0%	92.6%	59.72	709,000	709,000	-	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	284.02	43,000	43,000	-	97,482	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	63.01	458,000	458,000	-	300,000	Amazon
-Retail	53.0%	71.8%	292.19	21,000	21,000	-	-	Amazon
	53.0%	98.8%	73.06	479,000	479,000	-	300,000

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	256.49	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	85.23	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	175.79	6,000	6,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	67.4%	$96.80		8,000	8,000	-	$-

150 West 34th Street
-Retail	100.0%	100.0%	70.28		78,000	78,000	-	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	94.67		3,000	3,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	493.49		3,000	3,000	-	-

131-135 West 33rd Street
-Retail	100.0%	100.0%	39.62		23,000	23,000	-	-

486 Eighth Avenue
-Retail	100.0%	-	-		3,000	-	3,000	-

Total Penn Plaza					7,805,000	7,786,000	19,000	2,257,632

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	96.5%	58.91	(3)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
-Office	100.0%	96.7%	71.61		544,000	544,000	-		Castle Harlan, Tournesol Realty LLC (Peter Marino),
-Retail	100.0%	13.9%	17.86		2,000	2,000	-
	100.0%	96.4%	71.41		546,000	546,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	249.41		23,000	23,000	-	-	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	90.93		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	263.80		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,928,000	1,928,000	-	350,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management, Hutchin Hill*,
-Office	100.0%	95.5%	$92.91	872,000	872,000	-	$375,000	Vornado Executive Headquarters
-Retail	100.0%	100.0%	252.83	15,000	15,000	-	-	Redeye Grill L.P.
	100.0%	95.6%	95.61	887,000	887,000	-	375,000

57th Street - 2 buildings
-Office	50.0%	88.5%	56.23	81,000	81,000	-	19,625	Various
-Retail	50.0%	100.0%	125.74	22,000	22,000	-	-
	50.0%	90.9%	71.07	103,000	103,000	-	19,625

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	269.72	4,000	4,000	-	-	Lindy's
	51.2%	100.0%	83.22	169,000	169,000	-	20,500

Total Midtown West				1,159,000	1,159,000	-	415,125

Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc., Franklin Templeton Co. LLC,
-Office	50.0%	96.5%	98.05	1,228,000	1,228,000	-	900,000	PJT Partners, Investcorp International Inc., Wells Fargo
-Retail	50.0%	100.0%	96.50	26,000	26,000	-	-	Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	96.6%	98.02	1,254,000	1,254,000	-	900,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	100.25	554,000	554,000	-	400,000	MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	213.80	17,000	17,000	-	-	Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	103.63	571,000	571,000	-	400,000

Total Park Avenue				1,825,000	1,825,000	-	1,300,000

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
								Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	96.3%	76.25	937,000	937,000	-		PricewaterhouseCoopers LLP*
-Retail	100.0%	100.0%	130.42	24,000	24,000	-		Citibank, Starbucks
	100.0%	96.4%	77.60	961,000	961,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS, Glencore Ltd.*,
-Office	25.0%	97.4%	73.54	809,000	809,000	-	150,000	Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	312.18	33,000	33,000	-	-	Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	97.5%	82.89	842,000	842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	100.0%	145.85	66,000	66,000	-	-	The North Face, Elie Tahari

Total Grand Central				1,869,000	1,869,000	-	150,000

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		90.6%	$89.46	245,000	245,000	-		Stifel Financial Corp., GCA Savvian Inc.
-Retail	100.0%		96.1%	906.66	68,000	68,000	-		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson*
	100.0%		91.8%	266.99	313,000	313,000	-	$-

666 Fifth Avenue									Colliers International NY LLC,
-Office (Office Condo)	49.5%		-	-	1,403,000	-	1,403,000	1,400,809	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%		-	-	45,000	-	45,000	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	(4)	100.0%	437.96	114,000	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
			100.0%	437.96	1,562,000	114,000	1,448,000	1,790,809

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		92.9%	79.42	294,000	294,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%		36.0%	1,205.96	30,000	30,000	-		Coach
	100.0%		87.6%	183.73	324,000	324,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		94.9%	111.42	525,000	525,000	-	800,000	Willett Advisors LLC
-Retail	20.1%		92.0%	1,219.46	67,000	27,000	40,000	-	Bottega Veneta Inc., Moncler USA Inc.
	20.1%		94.6%	236.82	592,000	552,000	40,000	800,000

689 Fifth Avenue
-Office	100.0%		90.0%	78.24	82,000	82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	811.42	17,000	17,000	-		MAC Cosmetics, Massimo Dutti
	100.0%		91.7%	204.14	99,000	99,000	-	-

655 Fifth Avenue
-Retail	92.5%		100.0%	222.18	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,513.33	26,000	26,000	-	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					2,973,000	1,485,000	1,488,000	3,180,809

Midtown South:
770 Broadway
-Office	100.0%		98.0%	80.72	990,000	990,000	-	700,000	Facebook, AOL (Verizon), J. Crew
-Retail	100.0%		100.0%	56.17	168,000	168,000	-	-	Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		98.3%	77.16	1,158,000	1,158,000	-	700,000

One Park Avenue									New York University, Clarins USA Inc.,
									Public Service Mutual Insurance, Robert A.M. Stern Architect*
-Office	55.0%		96.3%	52.69	870,000	870,000	-	300,000	automotiveMastermind*
-Retail	55.0%		100.0%	64.58	79,000	79,000	-	-	Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		96.7%	53.68	949,000	949,000	-	300,000

4 Union Square South									Burlington Coat Factory, Whole Foods Market, DSW,
-Retail	100.0%		100.0%	100.70	206,000	206,000	-	115,513	Forever 21

692 Broadway
-Retail	100.0%		100.0%	88.05	36,000	36,000	-	-	Equinox, AOL

Other
-Retail	50.0%		-	-	36,000	-	36,000	30,000

Total Midtown South					2,385,000	2,349,000	36,000	1,145,513

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.5%	$80.32	2,031,000	2,031,000	-	$950,000	Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	170.83	79,000	79,000	-	-	Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.5%	83.71	2,110,000	2,110,000	-	950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	96.2%	61.49	93,000	93,000	-
-Retail	100.0%	100.0%	453.98	44,000	44,000	-		Topshop
	100.0%	97.4%	187.55	137,000	137,000	-	-

Total Rockefeller Center				2,247,000	2,247,000	-	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	93.5%	39.78	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.90	5,000	5,000	-		TD Bank
	100.0%	93.7%	41.02	250,000	250,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	239.17	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	112.57	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	4,000	-	4,000
-Residential (4 units)	100.0%	-		9,000	-	9,000
	100.0%			13,000	-	13,000	-

334 Canal Street
-Retail	100.0%	-	-	4,000	4,000	-
-Residential (4 units)	100.0%	75.0%		11,000	11,000	-
	100.0%			15,000	15,000	-	-

155 Spring Street
-Retail	100.0%	100.0%	124.54	50,000	50,000	-	-	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	183.13	8,000	8,000	-	-	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	274.25	6,000	6,000	-		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other
-Residential (26 units)	100.0%	96.2%		35,000	35,000	-	-

Total Soho				229,000	216,000	13,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$247.16	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	31.6%	2,171.27	46,000	46,000	-		T-Mobile, Invicta, Swatch Group USA, Laline
-Theatre	100.0%	100.0%	13.15	62,000	62,000	-		Nederlander-Marquis Theatre
	100.0%	70.9%	399.88	108,000	108,000	-	-

Total Times Square				268,000	268,000	-	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	606.39	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	486.83	8,000	8,000	-		Berluti
-Residential (8 units)	100.0%	50.0%		5,000	5,000	-
	100.0%			13,000	13,000	-	-

759-771 Madison Avenue (40 East 66th)
-Residential (5 units)	100.0%	100.0%		12,000	12,000	-
-Retail	100.0%	100.0%	1,110.84	11,000	11,000	-		John Varvatos, Nespresso USA, J. Crew
	100.0%			23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%	100.0%	149.59	23,000	23,000	-	-	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	100.0%	-	15,000	15,000	-
-Residential (8 units)	100.0%	87.5%		7,000	7,000	-
	100.0%			22,000	22,000	-	-

Total Upper East Side				99,000	99,000	-	80,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	99.5%	33.10	471,000	471,000	-	60,519	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%	100.0%	51.02	184,000	184,000	-	-	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	85.18	586,000	586,000	-	625,000	Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	76.41	40,000	40,000	-	-	IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	84.63	626,000	626,000	-	625,000

Total Chelsea/Meatpacking District				810,000	810,000	-	625,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	95.4%		283,000	283,000	-	$80,000

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	95.9%		1,185,000	1,185,000	-	550,000
-Retail	50.1%	100.0%	$44.45	72,000	60,000	12,000	-	Duane Reade, Food Emporium
	50.1%			1,257,000	1,245,000	12,000	550,000

New Jersey:
Paramus
-Office	100.0%	94.7%	21.89	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	86.7%	58.11	44,000	44,000	-	-	Nike

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	-	-	173,000	-	173,000	62,359

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	-	-	147,000	-	147,000
-Retail	45.1%	-	-	23,000	-	23,000		Starbucks*
	45.1%	-	-	170,000	-	170,000	-

606 Broadway (19 East Houston Street)
-Office	50.0%	-	-	23,000	-	23,000	-
-Retail	50.0%	-	-	11,000	-	11,000	28,297
	50.0%	-	-	34,000	-	34,000	28,297

Total Properties to be Developed				377,000	-	377,000	90,656

New York Office:

Total		96.8%	$71.28	21,982,000	20,236,000	1,746,000	$8,887,364

Vornado's Ownership Interest		96.7%	$69.11	17,832,000	16,965,000	867,000	$6,023,545

New York Retail:

Total		95.5%	$217.55	2,858,000	2,668,000	190,000	$1,717,890

Vornado's Ownership Interest		95.3%	$214.54	2,556,000	2,463,000	93,000	$1,562,391

New York Residential:

Total		95.6%		1,568,000	1,559,000	9,000	$630,000

Vornado's Ownership Interest		95.4%		835,000	826,000	9,000	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$114.66	889,000	889,000	-	$300,000	Bloomberg
-Retail	32.4%	99.4%	182.01	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	99.9%	124.75	1,063,000	1,063,000	-	650,000

								Sears, Burlington Coat Factory,
Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.78	343,000	343,000	-	78,246	Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.83	609,000	609,000	-	259,000	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (5) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	96.5%	-	255,000	255,000	-	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA
through 2041)	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	-	-	-	-	-	-

Total Alexander's	32.4%	99.6%	77.16	2,437,000	2,437,000	-	1,055,246

Hotel Pennsylvania:
-Hotel (1,700 Keys)	100.0%			1,400,000	1,400,000	-	-

Total New York		96.9%	$85.56	30,245,000	28,300,000	1,945,000	$12,290,500

Vornado's Ownership Interest		96.6%	$73.28	23,413,000	22,444,000	969,000	$8,243,306

*	Lease not yet commenced.

(1)

Weighted average annual rent per square foot for office properties excludes garages and diminimous amounts of storage space.  Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.
(3)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.70 PSF.
(4)	75,000 square feet is leased from the office condo.
(5)	Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	87.8%	$44.27	2,325,000	2,325,000	-		$215,689	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado/Charles E. Smith Headquarters
									Food Marketing Institute, American Diabetes Association

S. Clark Street/12th Street - 5 buildings	100.0%	82.7%	36.96	1,541,000	1,541,000	-		53,179	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive/	100.0%	85.7%	38.85	1,474,000	1,204,000	270,000	*	36,939	General Services Administration,
241-251 18th Street - 4 buildings									Chemonics, Dominion Dental, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	100.0%	41.87	869,000	377,000	492,000	*	-	General Services Administration, Leidos Innovation Corp.
- 3 buildings									University of Phoenix, Inc.

2100/2200 Crystal Drive - 2 buildings	100.0%	71.1%	39.58	532,000	532,000	-		-	General Services Administration, Deloitte LLP,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	53.1%	33.19	161,000	161,000	-		-	Institute for the Psychology Sciences

Crystal City Shops at 2100	100.0%	94.6%	23.91	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	51.51	57,000	57,000	-		-	Various

Total Crystal City	100.0%	84.8%	40.60	7,186,000	6,277,000	909,000		305,807

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	46.98	686,000	686,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	99.6%	72.88	593,000	593,000	-		273,000	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc.

2101 L Street, NW	100.0%	99.0%	68.33	380,000	380,000	-		142,676	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

875 15th Street, NW - Bowen Building	100.0%	84.5%	70.72	231,000	231,000	-		-	Paul Hastings LLP, General Services Administration

1101 17th Street, NW	55.0%	97.9%	49.40	216,000	216,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	91.3%	45.54	205,000	205,000	-		14,853	General Services Administration, IMA World Health,
(ground leased through 2061)									Equal Justice

1700 M Street	100.0%	-	-	333,000	-	333,000		28,728

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1501 K Street, NW	5.0%		91.5%	$68.70	402,000	402,000	-		$-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		79.1%	76.53	129,000	129,000	-		-	Abbott Laboratories, Abbvie US LLC, Chertoff Group LLC,
										SAP America Inc., Leland Stanford Jr. University, Genentech Inc.
Total Central Business District			95.4%	59.71	3,175,000	2,842,000	333,000		675,257

Rosslyn/Ballston:
2200/2300 Clarendon Blvd	100.0%		93.4%	46.71	639,000	639,000	-		11,000	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters, Social Impact
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		66.6%	42.95	736,000	472,000	264,000	*	38,359	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn/Ballston			86.4%	45.91	1,375,000	1,111,000	264,000		49,359

Reston:
Commerce Executive - 3 buildings	100.0%	`	93.6%	34.93	407,000	393,000	14,000	*	-	Allworld Language Consultants, Kroll Associates Inc.,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		99.0%	32.43	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Total Washington, DC office properties(3)			87.9%	$46.49	12,357,000	10,837,000	1,520,000		$1,030,423

Vornado's Ownership Interest			87.8%	$44.86	11,217,000	9,846,000	1,371,000		$874,600

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings
(1,670 units)	100.0%	97.5%	$-	1,802,000	1,802,000	-		$307,710

WestEnd25 (283 units)	100.0%	97.9%	-	273,000	273,000	-		100,455

220 20th Street (265 units)	100.0%	98.5%	-	269,000	269,000	-		68,041

2221 South Clark Street (216 units)	100.0%	100.0%	-	171,000	171,000	-		-	WeWork (residential and office)

The Bartlett - 1 building
-Residential (699 units)	100.0%	86.4%	-	577,000	499,000	78,000
-Retail	100.0%	100.0%	-	43,000	43,000	-		-	Whole Foods
	100.0%			620,000	542,000	78,000		-

Rosslyn Plaza - 2 buildings (196 units)	43.7%	99.0%	-	253,000	253,000	-		-

Total Residential		97.9%	-	3,388,000	3,310,000	78,000		476,206

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park/Warehouses - 1 building	100.0%	100.0%	-	129,000	53,000	76,000	*	-

Other - 3 buildings	100.0%	100.0%	-	11,000	11,000	-		-

Total Other		100.0%		406,000	330,000	76,000		-

Total Washington, DC		90.2%	$46.49	16,151,000	14,477,000	1,674,000		$1,506,629

Vornado's Ownership Interest		90.2%	$44.86	14,869,000	13,344,000	1,525,000		$1,350,806

* We do not capitalize interest or real estate taxes on this space.

(1)			Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)			Represents the contractual debt obligations.
(3)			Reclassified Fashion Centre Mall/Washington Tower from the Washington, DC segment to Other.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	98.9%	$70.12	1,504,000	1,504,000	-	$577,407	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	55.6%	58.00	233,000	233,000	-	-	Bank of America, Regus, Ripple Labs Inc.

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		93.1%	$69.15	1,801,000	1,737,000	64,000	$577,407

Vornado's Ownership Interest		93.1%	$69.15	1,261,000	1,216,000	45,000	$404,185

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	99.2%	$36.60	2,003,000	2,003,000	-		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.5%	46.25	1,554,000	1,554,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	98.3%	46.57	106,000	106,000	-
	100.0%	98.9%	40.94	3,663,000	3,663,000	-	$675,000

Other (2 properties)	50.0%	100.0%	37.35	19,000	19,000	-	33,522

Total theMART		98.9%	$40.92	3,682,000	3,682,000	-	$708,522

Vornado's Ownership Interest		98.9%	$40.92	3,673,000	3,673,000	-	$691,761

(1)			Weighted average annual rent per square foot excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
	Fund			Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$222.09	95,000	95,000	-		Sephora, Bank of America
- Residential (39 units)	100.0%		94.9%		59,000	59,000	-
	100.0%				154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	685.97	11,000	11,000	-	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	147.57	46,000	46,000	-		Hershey's, MAC Cosmetics
- Office	75.3%	(2)	61.4%	44.33	194,000	194,000	-		American Management Association
	75.3%	(2)	68.8%	64.12	240,000	240,000	-	310,000

501 Broadway	100.0%		100.0%	263.57	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		98.0%	39.16	246,000	246,000	-	61,735	Ares Management LLC, Meredith Corp., West Publishing Corp.,
									Syska Hennessy Group, Symantec Corp., X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		96.3%	209.37	49,000	49,000	-		Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	38.56	79,000	79,000	-		Regal Cinema
	100.0%		98.6%	102.68	128,000	128,000	-	66,000

Total Real Estate Fund	92.5%		90.6%		788,000	788,000	-	$666,735

Vornado's Ownership Interest	27.4%		86.9%		216,000	216,000	-	$147,541

(1) Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants
OTHER:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$29.98	670,000	222,000	443,000	5,000	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Virginia (Pentagon City):
Fashion Centre Mall(4)	7.5%	97.1%	49.47	869,000	869,000	-	-	410,000	Macy's, Nordstrom

Washington Tower(4)	7.5%	100.0%	50.48	170,000	170,000	-	-	40,000	Computer Science Corp.

Total Other		98.6%	$39.52	1,837,000	1,389,000	443,000	5,000	$450,000

Vornado's Ownership Interest		99.8%	$28.61	876,000	428,000	443,000	5,000	$34,000

(1) Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.
(4) Reclassified to Other from the Washington, DC segment.